                                                                   Exhibit 10.14












                               RETIREMENT PLAN FOR
                              SALARIED EMPLOYEES OF
                          WERNER HOLDING CO. (DE), INC.



                              (AMENDED AND RESTATED
                           EFFECTIVE JANUARY 1, 1999)



















                                                                   November 1999

                                    CONTENTS


                     PREAMBLE                                                 IV

ARTICLE I            DEFINITIONS                                              1
         1.01        Accrued Benefit                                          1
         1.02        Actuarial Equivalent                                     1
         1.03        Annuity Starting Date                                    2
         1.04        Beneficiary                                              2
         1.05        Board                                                    3
         1.06        Break In Service                                         3
         1.07        Code                                                     3
         1.08        Compensation                                             3
         1.09        Covered Compensation                                     4
         1.10        Credited Service                                         5
         1.11        Date Of Employment Or Reemployment                       5
         1.12        Disability Retirement Age                                5
         1.13        Disability Retirement Date                               5
         1.14        Early Retirement Age                                     6
         1.15        Early Retirement Date                                    6
         1.16        Employee                                                 6
         1.17        Employer                                                 6
         1.18        ERISA                                                    7
         1.19        Final Average Earnings                                   7
         1.20        Hour Of Service                                          8
         1.21        Joint And Survivor Annuity                               9
         1.22        Limitation Year                                          10
         1.23        Normal Pension                                           10
         1.24        Normal Retirement Benefit                                10
         1.25        Normal Retirement Age                                    10
         1.26        Normal Retirement Date                                   11
         1.27        Participant                                              11
         1.28        Plan                                                     11
         1.29        Plan Administrator                                       11
         1.30        Plan Year                                                11
         1.31        Prior Plan                                               11
         1.32        Related Employer                                         11
         1.33        Restatement Date                                         11
         1.34        Retirement Plan Board                                    11
         1.35        Severance From Service                                   12
         1.36        Total And Permanent Disability                           13
         1.37        Trust Agreement And Trust                                13
         1.38        Trust Fund                                               13
         1.39        Trustee                                                  13
         1.40        Vested Interest                                          13
         1.41        Vesting Service                                          14
         1.42        Year Of Service                                          16

ARTICLE II           ELIGIBILITY AND PARTICIPATION                            17
         2.01        Participation                                            17
         2.02        Reemployment Of A Participant                            17

ARTICLE III          CONTRIBUTIONS                                            19
         3.01        Trustee And Trust Agreement                              19
         3.02        Employer Contributions                                   19
         3.03        Forfeitures                                              19
         3.04        Reversion Of Employer Contributions                      19
         3.05        Special Rules Relating To Reemployed Veterans            20

ARTICLE IV           BENEFITS                                                 21
         4.01        Normal Retirement Benefit                                21
         4.02        Postponed Retirement Benefit                             22
         4.03        Early Retirement Benefit                                 23
         4.04        Termination Of Vested Participant                        24
         4.05        Disability Retirement Benefit                            25
         4.06        Minimum Benefits                                         25
         4.07        Maximum Benefits                                         26
         4.08        Combined Maximum Limitations                             30
         4.09        Definition Of Compensation For Purposes Of
                       Sections 4.07 And 4.08                                 32
         4.10        Reemployment After Receipt Of Benefits                   34
         4.11        Transfers                                                36

ARTICLE V            FORM AND PAYMENT OF BENEFITS                             38
         5.01        Normal Pension                                           38
         5.02        Joint And Survivor Annuity                               38
         5.03        Election Not To Receive Normal Pension                   38
         5.04        Election Not To Receive Joint And Survivor Annuity       39
         5.05        Payment In Optional Form On Retirement                   40
         5.06        Pre-Retirement Survivor Annuity                          44
         5.07        Pre-Retirement Death Benefit For Unmarried
                       Participants                                           46
         5.08        Administrative Powers Relating To Payments               47
         5.09        No Guaranty Of Benefits                                  47
         5.10        Time Of Payment                                          47
         5.11        Death Distribution Requirements                          48
         5.12        Direct Rollovers                                         49
         5.13        Additional Rules Relating To Payments                    50
         5.14        Lost Participants                                        52

ARTICLE VI           PLAN ADMINISTRATION                                      53
         6.01        Plan Administrator                                       53
         6.02        Duties                                                   53
         6.03        Directions To Trustee                                    54
         6.04        Nondiscrimination                                        54
         6.05        Agents                                                   54
         6.06        Limitations                                              55
         6.07        Unstated Rules And Procedures                            55
         6.08        Named Fiduciary                                          55
         6.09        Exercise Of The Plan Administrator's Duties              55
         6.10        Indemnification                                          56

ARTICLE VII          CLAIMS PROCEDURES                                        57
         7.01        Claims Review                                            57
         7.02        Appeals Procedure                                        57

ARTICLE VIII         RESTRICTIONS ON BENEFITS                                 59
         8.01        Restrictions On Plan Termination                         59
         8.02        Restriction On Distributions                             59

ARTICLE IX           AMENDMENT AND TERMINATION                                61
         9.01        Right To Amend Or Terminate                              61
         9.02        Termination                                              62
         9.03        Partial Termination                                      64
         9.04        Method Of Payment                                        64
         9.05        Notice Of Amendment, Termination, Or Partial
                       Termination                                            64

ARTICLE X            MISCELLANEOUS                                            65
         10.01       No Contract Of Employment                                65
         10.02       Merger Or Consolidation Of Plan, Transfer Of Assets      65
         10.03       Data                                                     65
         10.04       Restrictions Upon Assignments And Creditors' Claims      65
         10.05       Restriction Of Claims Against Trust Fund                 66
         10.06       Benefits Payable Only From Trust Fund                    67
         10.07       Successor To Employer                                    67
         10.08       Applicable Law                                           67
         10.09       Internal Revenue Service Approval                        67

ARTICLE XI           TOP-HEAVY PROVISIONS                                     68
         11.01       General                                                  68
         11.02       Definitions                                              68
         11.03       Minimum Accrued Benefit                                  72
         11.04       Vesting Requirements                                     74
         11.05       Special 415 Limitations                                  74

                               RETIREMENT PLAN FOR
                              SALARIED EMPLOYEES OF
                          WERNER HOLDING CO. (DE), INC.

                                    PREAMBLE

Werner Holding Co. (DE), Inc. has hereby amended and restated, effective January 1, 1999, the pension plan for its eligible Employees known as the Retirement Plan for Salaried Employees of Werner Holding Co. (DE), Inc. (the "Plan"). The Plan constitutes a continuation and restatement of the Retirement Plan for Salaried Employees of RD Werner Co., Inc., effective as of September 1, 1966, and as amended from time to time.

The Plan was last restated effective September 1, 1989 in order to comply with changes promulgated under the Tax Reform Act of 1986 and certain subsequent legislation. (Such prior restatement along with any Plan amendment effective prior to January 1, 1999 hereinafter referred to as the "Prior Plan."). The Plan is hereby restated in order to comply with changes promulgated under the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act, the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997.

This restatement of the Prior Plan shall not in any way affect the rights of Employees who participated in the Prior Plan in accordance with its provisions. All matters relating to the benefits, if any, payable to such Employees (or their Beneficiaries) based upon events occurring prior to January 1, 1999 shall, except as otherwise expressly provided herein, be determined in accordance with the applicable provisions of the Prior Plan.

                                   ARTICLE I

                                   DEFINITIONS


Whenever used herein with the initial letter capitalized, words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context. All masculine terms shall include the feminine and all singular terms shall include the plural, unless the context clearly indicates the gender or the number.

1.01 ACCRUED BENEFIT means the amount computed under the formula set forth in Section 4.01 of the Plan payable at Normal Retirement Age, considering the Participant's Final Average Earnings and years of Credited Service as of the date the Participant's Accrued Benefit is being calculated at his termination of employment.

1.02 ACTUARIAL EQUIVALENT means a benefit of equal value to another benefit as determined based upon the following mortality table and interest rate:

         (a)      The 1983 Group Annuity Mortality Table for Males, with a two
                  (2) year setback for the Participant and a four (4) year setback for any spouse or Beneficiary (to be used regardless of the sex of the Participant, spouse, or Beneficiary).

         (b) An interest rate of six percent (6%) per annum; provided, however, that the interest rate or rates used for any Plan Year in conjunction with the mortality table to determine the Actuarial Equivalent of lump sum payments and the Actuarial Equivalent of benefits related to a qualified domestic relations order, as defined in Section 414(p) of the Code, shall be equal to the interest rate published by the Pension Benefit Guaranty Corporation pursuant to Section 4062 of ERISA used in calculating immediate or deferred annuities in effect on the first day of the Plan Year in which the date of distribution occurs.

         Notwithstanding the foregoing, the Actuarial Equivalent of the Accrued Benefit on or after September 1, 1985 shall be the greater of:

         (a) The Actuarial Equivalent of the Accrued Benefit as of September 1, 1985 computed on the basis of the Plan as in effect on August 31, 1985; or

         (b) The Actuarial Equivalent of the total Accrued Benefit as of the computation date determined on the basis of the Plan as in effect on such date.

         Further, notwithstanding the foregoing, for purposes of determining the Actuarial Equivalent lump sum value of distributions payable pursuant to the terms of the Plan for Annuity Starting Dates occurring on or after January 1, 1997, Actuarial Equivalent means the lump sum equivalent value of another benefit based on the 1983 Group Annuity Mortality Table, as set forth in Revenue Ruling 95-6, as it may be updated from time to time and the annual interest rate on thirty-year
         (30) Treasury securities for the month that is two (2) months prior to the first day of the Plan Year that includes the Annuity Starting Date.

1.03 ANNUITY STARTING DATE means the first day of the first period for which an amount is payable as an annuity or in any other form.

1.04 BENEFICIARY means the person or persons designated by a Participant to receive any benefits under the Plan which may be due upon the Participant's death. A Participant may not name more than one primary beneficiary. Notwithstanding anything to the contrary, if a Participant is married on the date of his death, the Beneficiary of such Participant shall be his spouse unless:

         (a) The Participant's spouse consents in writing not to be said Beneficiary, such written consent is witnessed by either a representative of the Plan or a notary public and such consent acknowledges the effect of the Participant's selection of a Beneficiary other than his spouse;

         (b) The foregoing consent may not be obtained because such spouse cannot be located; or

         (c) Such other circumstances exist as the Retirement Plan Board may, in accordance with applicable regulations, deem appropriate to waive the foregoing spousal consent requirement.

         The spouse's consent will apply with respect to a specific alternate Beneficiary only, and change of Beneficiary will require a new spousal consent. If no person or entity has been designated by the Participant as Beneficiary, or if no named primary or successor Beneficiary survives the Participant, any payments owed to a Beneficiary shall be made:

         (a)      To the Participant's surviving spouse;

         (b) If there is no surviving spouse to the personal representative of the Participant's estate.

1.05     BOARD means the Board of Directors of Werner Holding Co. (DE), Inc.

1.06 BREAK IN SERVICE means a twelve consecutive month period beginning on an Employee's Date of Employment (or Date of Reemployment, if applicable) or any anniversary of that date during which an Employee completes five hundred (500) or fewer Hours of Service.

1.07 CODE means the Internal Revenue Code of 1986, as amended from time to time.

1.08 COMPENSATION, for all purposes of the Plan and Trust except for Sections 4.07 and 4.08, means the aggregate of all payments by the Employer to a Participant in a Plan Year for services rendered, excluding any amounts paid to him as bonus, overtime pay, commissions, cost-of-living allowance, contributions to this or any other benefit plan made by the Employer, or any other additional, special, fringe, or supplemental payments. Compensation in excess of two hundred thousand dollars ($200,000) or such other amount as may be established by the Secretary of the Treasury in any year shall be disregarded for all purposes of the Plan.

         Notwithstanding anything herein to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12). For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. In determining the Compensation of a Participant for purposes of this limitation for Plan Years beginning prior to January 1, 1997, the rules of Section 414(q)(6) of the Code relating to the treatment of certain family members shall apply, except that, in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the applicable Plan Year.

1.09 COVERED COMPENSATION means the average of the FICA taxable wage bases in effect under the Social Security Act for each year in the thirty-five (35) year period ending with the earlier of the year the Employee reaches the Social Security retirement age, as defined under
         Section 415(b)(8) of the Code, or the year of termination or retirement.

1.10 CREDITED SERVICE means the total number of years and months during which a Participant is employed by an Employer. Credited Service shall be equal to the sum of (a) and (b) below:

         (a) If an Employee was employed by an Employer on August 31, 1976, the years of credited service earned as of that date under the Plan as in effect on August 31, 1976; and

         (b)      An Employee's Vesting Service after August 31, 1976.

         The foregoing notwithstanding, Credited Service shall not be granted for employment by any Employee of Florida Ladder Company rendered to Florida Ladder Company prior to January 1, 1989, the date Florida Ladder Company became an Employer under the Plan; for employment by any Employee of Gold Medal Ladder Company rendered to Gold Medal Ladder Company prior to March 7, 1987, the date Gold Medal Ladder Company was acquired by the predecessor to the Employer; for employment by any Employee of the Anniston division of Werner Co., rendered to the Anniston division of National Aluminum Corporation prior to November 30, 1989, the date the Anniston division becomes an Employer under the Plan; and for employment by any Employee of Kentucky Ladder Company rendered to Kentucky Ladder Company prior to March 14, 1989, the date Kentucky Ladder Company became an Employer under the Plan.

1.11 DATE OF EMPLOYMENT or REEMPLOYMENT means the first day an Employee performs an Hour of Service.

1.12 DISABILITY RETIREMENT AGE means the age at which a Participant terminates his active employment with an Employer on or after attaining the age of forty (40), after completing at least fifteen (15) years of Vesting Service, and by reason of a Total and Permanent Disability.

1.13 DISABILITY RETIREMENT DATE means the first day of the seventh month following the date a Participant attains his Disability Retirement Age.

1.14 EARLY RETIREMENT AGE means the age at which a Participant completes at least fifteen (15) years of Vesting Service and has attained age fifty-five (55).

1.15 EARLY RETIREMENT DATE means the first day of the month coincident with or immediately following the date a Participant terminates employment with an Employer other than for death, after attaining his Early Retirement Age, but prior to his Normal Retirement Date.

1.16 EMPLOYEE means any person employed by an Employer, but excluding any employee who is covered under a collective bargaining agreement with an Employer, unless said agreement provides for his inclusion in this Plan, and excluding all persons compensated on an hourly basis who are employed by the Anniston division of Werner Co., and Kentucky Ladder Company. Employee shall also include any leased employee deemed to be an Employee of an Employer as provided in Section 414(n) of the Code.

1.17 EMPLOYER means Werner Holding Co. (DE), Inc.; Werner Co., and effective November 30, 1989, its Anniston division; Gold Medal Ladder Company; Manufacturers Indemnity and Insurance Company of America; Werner Management, Inc.; Florida Ladder Company; Kentucky Ladder Company, effective March 14, 1989; and any Related Employer which, with the approval of the Board, shall adopt this Plan for the benefit of its Employees, according to an appropriate written resolution of the Board of Directors of such Related Employer. Where, in the context of the Plan, Employer refers to a single entity, the Employer shall mean Werner Holding, Co. (DE), Inc. Employer shall not include the following entities as of the date shown below:

         December 15, 1993 - Gold Medal Ladder Company

         May 18, 1998 - R.D. Arizona Ladder Corp.

         June 30, 1998 - Florida Ladder Company

         June 30, 1998 - Werner Management Co.

         June 30 1998 - Kentucky Ladder Company

         June 30, 1998 - Phoenix Management Services, Inc.

         July 8, 1998 - Manufacturers Indemnity and Insurance Company of America

1.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.19 FINAL AVERAGE EARNINGS means the average Compensation of the Participant from an Employer during the three (3) consecutive full calendar years out of the last ten (10) full calendar years prior to the Participant's date of termination of employment that provide the highest average. If the Participant shall have completed less than three (3) consecutive full years of employment, his average Compensation during his period of continuous employment shall be used.

1.20     HOUR OF SERVICE means:

         (a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for an Employer or for a Related Employer. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

         (b) Each hour for which an Employee is paid or entitled to payment by an Employer or a Related Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or other approved leave of absence. No more than five hundred one (501) Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations, which are incorporated herein by reference; and

         (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or a Related Employer. The same Hours of Service shall not be credited under both paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, judgment or payment is made.

         (d) Solely for purposes of determining whether a Break in Service has occurred, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service that would otherwise have been credited to him but for such absence or, in any case in which such Hours of Service cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph (d) an absence from work for maternity or paternity reasons means an absence:

                  (1)      By reason of the pregnancy of the Employee;

                  (2)      By reason of a birth of a child of the Employee;

                  (3) By reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

                  (4) For purposes of caring for such child for a period beginning immediately following such birth or placement.

               Any hour under this paragraph (d) which is considered an Hour of Service under paragraph (b) shall not be considered under this paragraph (d). The Hours of Service credited under this paragraph
               (d) shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period or, in all other cases, in the immediately following computation period. Notwithstanding the foregoing, no credit shall be given for Hours of Service under this paragraph (d) unless the Employee furnishes the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is because of maternity or paternity leave and the number of days for which there was such an absence.

        (e) An Employee on an approved leave of absence under the Family and Medical Leave Act of 1993 shall be credited with Hours of Service only to the extent required under such Act. An Employee shall be credited with Hours of Service for his period of qualified military service as defined in the Uniformed Services Employment and Reemployment Rights Act of 1994 upon such Employee's return to work with the Employer or a Related Employer to the extent required under such Act.

1.21 JOINT AND SURVIVOR ANNUITY means an annuity which is payable monthly to the Participant for his life with a survivor annuity payable to his spouse for the life of such spouse in an amount equal to one-half (1/2) of the monthly amount payable during the life of the Participant. The Participant's monthly income under the Joint and Survivor Annuity shall be an amount equal to the amount payable under the Normal Pension, multiplied by the applicable factor shown below, and based upon the age of the Participant and that of his spouse as of the date benefits commence under the Joint and Survivor Annuity:

                                                    Based on Age,
                                                      Spouse Is            Factor
                                                      ---------            ------

                                                          5                 .925
                                                          4                 .928
                     Years younger                        3                 .931
                     than Participant                     2                 .934
                                                          1                 .937
                                                          0                 .940




                                                    Based on Age,
                                                      Spouse Is            Factor
                                                      ---------            ------

                                                          1                 .943
                     Years older than                     2                 .946
                     Participant                          3                 .949
                                                          4                 .952
                                                          5                 .955


         For each additional year beyond five (5) that the spouse is younger than the Participant, the factor shall be reduced by .003 for each such year from the factor of .925, but shall not be less than a factor of .502. For each additional year beyond five (5) that the spouse is older than the Participant, the factor shall be increased by .003 for each such year from the factor of .955, but shall not be greater than a factor of .997.

1.22     LIMITATION YEAR means the Plan Year.

1.23 NORMAL PENSION means a retirement benefit payable monthly to the Participant for a period certain of sixty (60) months and during his lifetime thereafter, with payments to continue to a Beneficiary designated by the Participant for the balance of the sixty (60) month period if he should die within such period.

1.24 NORMAL RETIREMENT BENEFIT means the amount of retirement income computed under Section 4.01 of the Plan that would be payable in the normal form under the conditions described in Section 5.01 of the Plan, commencing upon the Participant's Normal Retirement Date, if he is then entitled to receive a retirement income under the terms of the Plan.

1.25 NORMAL RETIREMENT AGE means a Participant's sixty-fifth birthday (without regard to his years of Vesting Service at that time); provided that, for an Employee who first performs an Hour of Service after having attained age sixty (60), Normal Retirement Age means the fifth anniversary of the date the Employee becomes a

         Participant or would have become a Participant had the Employee not been excluded from participation on account of first performing an Hour of Service after having attained age sixty (60).

1.26 NORMAL RETIREMENT DATE means the first day of the month coincident with or immediately following the date a Participant attains his Normal Retirement Age.

1.27 PARTICIPANT means an Employee who meets the requirements of participation in the Plan as provided in Article II.

1.28 PLAN means the Retirement Plan for Salaried Employees of Werner Holding Co. (DE), Inc.

1.29     PLAN ADMINISTRATOR means the Retirement Plan Board.

1.30     PLAN YEAR means the calendar year.

1.31     PRIOR PLAN means the Plan as it existed on December 31, 1998.

1.32 RELATED EMPLOYER means any corporation or other business entity which is included in a controlled group of corporations within which the Employer is also included, as provided in Section 414(b) of the Code (as modified, for purposes of Sections 4.07 and 4.08 of the Plan, by Section 415(h) of the Code), or which is a trade or business under common control with the Employer, as provided in Section 414(c) of the Code (as modified, for purposes of Sections 4.07 and 4.08 of the Plan, by Section 415(h) of the Code), or which constitutes a member of an affiliated service group within which the Employer is also included, as provided in Section 414(m) of the Code, or which is required to be aggregated with the Employer pursuant to regulations issued under
         Section 414(o) of the Code.

1.33 RESTATEMENT DATE means January 1, 1999, the effective date of this amendment and restatement of the Plan.

1.34 RETIREMENT PLAN BOARD means the retirement plan board appointed by the Board to administer the Plan.

1.35     SEVERANCE FROM SERVICE means the earlier of the following dates:

         (a) The date on which an Employee terminates employment, is discharged, retires or dies; or

         (b) The first anniversary of the first day of a period in which an Employee remains absent from service (with or without pay) with an Employer or a Related Employer for any reason other than one (1) listed in paragraph (a); provided, however, that an Employee who fails to return to employment at the expiration of a leave of absence approved by the Employer shall be deemed to have incurred a Severance From Service on the expiration of his leave and not upon the first anniversary of the first day of his absence.

         Notwithstanding anything herein to the contrary, an Employee shall not incur a Severance From Service due to an absence for maternity or paternity reasons until the second anniversary of the first date of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

         (a)      By reason of the pregnancy of the individual;

         (b)      By reason of a birth of a child of the individual;

         (c) By reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or

         (d) For purposes of caring for such child for a period beginning immediately following such birth or placement.

         The Employee shall be required to furnish the Retirement Plan Board with such timely information as the Retirement Plan Board may reasonably require to establish both that the absence from work is for maternity or paternity reasons and the number of days for which there was such an absence.

1.36 TOTAL AND PERMANENT DISABILITY means total and permanent disability by bodily injury or disease from some unavoidable cause so as to be prevented from engaging in any occupation or employment for remuneration or profit, which, in the opinion of a qualified physician, will be permanent and continuous during the remainder of the Employee's life. Disability shall be deemed to have resulted from an unavoidable cause unless it:

         (a) Was contracted, suffered, or incurred while the Employee was engaged in, or resulted from his having been engaged in, a criminal enterprise; or

         (b)      Resulted from an intentionally self-inflicted injury.

         Total and permanent disability resulting from any of such enumerated causes, or from future service in the armed forces and which prevents an Employee from returning to employment with the Employer and for which he receives a military pension, shall not entitle an Employee to benefits due to Total and Permanent Disability under Section 4.05 of the Plan.

1.37 TRUST AGREEMENT and TRUST mean the agreement between the Trustee and the Employer governing the administration of the Trust Fund, as it may be amended from time to time, and the Trust established thereunder.

1.38 TRUST FUND means all money, securities, and other property held by the Trustee for the purposes of the Plan, together with the income therefrom.

1.39 TRUSTEE means the person, persons, entity, or entities appointed by the Board to act as trustee of the Trust.

1.40 VESTED INTEREST means that portion of a Participant's Accrued Benefit which is nonforfeitable and vested, based upon the number of years of Vesting Service credited to the Participant.

1.41 VESTING SERVICE means a Participant's credit for purposes of determining his right to a nonforfeitable benefit under the Plan. Such Vesting Service shall mean service as an Employee with an Employer or Related Employer, as follows:

         (a) For periods of employment prior to September 1, 1976, Vesting Service means the number of years of "Continuous Service" earned under the Plan prior to September 1, 1976 as such term was defined under the Plan as in effect prior to September 1, 1976.

         (b) For periods of employment after August 31, 1976, Vesting Service means, as of any date, the number of years and completed months of employment, equal to the aggregate of such Employee's periods of employment with the Employer to the extent provided in this Section 1.41.

         (c) Subject to paragraph (d) below, each Employee shall be credited with Vesting Service during any period of employment with an Employer or Related Employer, beginning on his Date of Employment or Reemployment, as applicable, and extending to the date he incurs a Severance From Service or, if earlier, the first anniversary of the first day of a period in which an Employee remains absent from service (with or without pay) with an Employer or Related Employer.

         (d) Notwithstanding anything herein to the contrary, if a Participant who does not have any nonforfeitable right to an Accrued Benefit shall have incurred a Severance From Service, he shall be considered a new Employee for all purposes of the Plan, and his prior Vesting Service and Credited Service shall be disregarded, except:

                  (1) If he is reemployed before twelve (12) months have elapsed after the date he is first absent from service, the Credited Service and Vesting Service he had at the date such absence commenced shall be reinstated upon his reemployment, and he shall receive credit for Credited Service and Vesting Service for the period between the date his absence commenced and his reemployment; or

                  (2) If the continuous period between his Severance From Service and his reemployment does not equal or exceed the greater of five (5) years (or one (1) year for a Severance From Service prior to September 1, 1985) or the years of Vesting Service he had at such Severance From Service, the Credited Service and Vesting Service he had at such Severance From Service shall be reinstated on his Date of Reemployment.

         (e) Vesting Service shall include the following absences from employment:

                  (1) Military leave while the Employee's reemployment rights are protected by law, provided he returns to active employment within ninety (90) days after release from active duty;

                  (2) Any authorized leave of absence for any reason approved by an Employer in accordance with rules of uniform application applicable to all Employees; and

                  (3) Absence due to layoff or suspension, but not in excess of two (2) years.

         (f) Specifically, and notwithstanding any contrary provision, Vesting Service shall not include service by an Employee of Florida Ladder Company rendered to Florida Ladder Company prior to January 1, 1987, the time Florida Ladder Company was acquired by the predecessor to the Employer, and service by an Employee of Gold Medal Ladder Company rendered to Gold Medal Ladder Company prior to March 7, 1987, the date Gold Medal Ladder Company was acquired by the predecessor to the Employer.

         (g) Specifically, and notwithstanding any contrary provision, Vesting Service shall include service by an Employee of the Anniston division or Kentucky Ladder Company from his Date of Employment or Reemployment, as applicable, and extending to the date he incurs a Severance From Service or, if earlier, the first anniversary of the first day of a period in which an Employee remains absent from service (with or without pay) with an Employer or Related Employer.

1.42 YEAR OF SERVICE means a twelve consecutive month period beginning on an Employee's Date of Employment (or Date of Reemployment, if applicable) or any anniversary of that date during which an Employee completes at least one thousand (1,000) Hours of Service.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION


2.01     PARTICIPATION

         (a) Every Employee who was a Participant in the Prior Plan on the day prior to the Restatement Date shall continue to participate in the Plan on the Restatement Date if still employed by an Employer on the Restatement Date.

         (b) Each full-time Employee will become a Participant in the Plan on the later of (i) the January 1 coincident with or next following his Date of Employment, provided he is employed by an Employer on that January 1, or (ii) the date the Employee's Employer becomes an Employer under the Plan. Each other Employee of an Employer will become a Participant in the Plan on the first day of the month coincident with or next following his completion of one (1) Year of Service. For purposes of this Section 2.01(b), a full-time employee is one who is regularly scheduled to work thirty (30) hours per week.

         (c) Leased employees, as defined in Section 414(n) of the Code, are not eligible to participate in the Plan.

2.02     REEMPLOYMENT OF A PARTICIPANT

         A Participant who incurs a Severance From Service shall be a Participant immediately upon his Date of Reemployment if his Date of Reemployment occurs before twelve (12) months have elapsed after such Severance From Service. A Participant who incurs a Severance From Service and whose Date of Reemployment occurs after twelve (12) months have elapsed from such Severance From Service shall become a Participant as of his Date of Reemployment, provided that he had a Vested Interest at his Severance From Service or his continuous period between his Severance From Service and his Date of Reemployment does not equal or exceed the greater of five

         (5) years (or one (1) year for a Severance From Service prior to September 1, 1985) or the years of Vesting Service he had at such Severance From Service. Any Employee or any Participant who incurs a Severance From Service prior to obtaining a Vested Interest, who again is employed by an Employer, and whose continuous period between his Severance From Service and his Date of Reemployment equals or exceeds the greater of five (5) years (or one (1) year for a Severance From Service prior to September 1, 1985) or the years of Vesting Service he had at such Severance From Service shall commence participation after he satisfies the requirements set forth in Section 2.01, based on his Date of Reemployment.

         Notwithstanding the foregoing provisions of this Section 2.02, the following provisions apply in the case of an Employee who is other than a full-time Employee. An Employee who terminates employment before becoming a Participant and is reemployed without incurring a Break in Service shall become a Participant when he meets the eligibility requirements of Section 2.01, based on his Date of Employment. An Employee who terminates employment before becoming a Participant and is reemployed after incurring a Break in Service shall become a Participant when he meets the eligibility requirements of Section 2.01, based on his Date of Reemployment.

                                  ARTICLE III

                                  CONTRIBUTIONS


3.01     TRUSTEE AND TRUST AGREEMENT

         The Plan shall be funded through the Trust Fund. The Trustee shall have the rights, powers, and duties set forth in the Trust Agreement, under which agreement the Trustee shall receive contributions from the Employer to the Trust Fund.

3.02     EMPLOYER CONTRIBUTIONS

         During the continuance of the Plan, the Employer intends from time to time to pay to the Trustee, to be held or applied under the Trust Agreement, such amounts as shall comply with the funding requirements of the Code. No contributions shall be made by Participants.

3.03     FORFEITURES

         Any forfeiture under the Plan shall be applied to reduce Employer contributions and not to increase the benefits any Participant would otherwise receive under the Plan.

3.04     REVERSION OF EMPLOYER CONTRIBUTIONS

         (a) At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and to pay the reasonable expenses of administration of the Plan and Trust, to the extent that such expenses are not paid by the Employers, and no part of the Trust Fund shall revert or be repaid to the Employer, either directly or indirectly, except for such part of the Trust Fund, if any, which remains in the event the Plan is terminated and after the satisfaction of all liabilities to persons entitled to benefits under the Plan.

         (b) Notwithstanding the above, if a contribution is made by an Employer by a mistake in fact, such contribution shall be returned to such Employer within one (1) year after the payment of the contribution to the Trust Fund. Contributions are conditioned upon their deductibility under Section 404(a) of the Code, and, to the extent the deduction is disallowed, such a contribution shall be returned to the Employer within one (1) year after the disallowance of the deduction.

3.05     SPECIAL RULES RELATING TO REEMPLOYED VETERANS

         Notwithstanding any provision in this Plan to the contrary, effective December 12, 1994, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV

                                    BENEFITS


4.01     NORMAL RETIREMENT BENEFIT

         A Participant who retires at his Normal Retirement Age shall be entitled to a monthly retirement income payable as provided in Article V of the Plan, commencing upon his Normal Retirement Date, in an amount equal to one-twelfth (1/12) of the greater of (a) or (b) below:

         (a)      (1)      One percent (1%) of Final Average Earnings not in
                           excess of Covered Compensation; plus

                  (2) One and five-tenths percent (1.5%) of Final Average Earnings in excess of Covered Compensation; multiplied by

                  (3) Years of Credited Service (up to thirty-five (35) years); plus

                  (4) One percent (1%) of Final Average Earnings multiplied by Credited Service in excess of thirty-five (35) years.

         (b)      (1)      Participant's Accrued Benefit as of August 31, 1989;
                           plus

                  (2) Ninety-six dollars ($96.00) multiplied by Credited Service earned after August 31, 1989.

         Notwithstanding the foregoing, each Participant's Accrued Benefit under this Plan will be the greater of (c) or (d) below:

         (c) The Participant's Accrued Benefit determined with respect to the benefit formula (i.e., (a) or (b) above) applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's total years of Credited Service; or

         (d)      The sum of:

                  (1) The Participant's Accrued Benefit as of December 31, 1993, frozen in accordance with Section 1.401(a)(4)-13 of the regulations; and

                  (2) The Participant's Accrued Benefit determined under the benefit formula (i.e., (a) or (b) above) applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's years of Credited Service earned on or after January 1, 1994.

4.02     POSTPONED RETIREMENT BENEFIT

         If a Participant remains in the employ of an Employer after his Normal Retirement Date, his Postponed Retirement Date shall be the first day of the month coincident with or next following the date on which he actually retires from employment. A Participant who retires on a Postponed Retirement Date shall be entitled to a retirement income payable as provided in Article V of the Plan, commencing on his Postponed Retirement Date, in the amount determined under the formula set forth in Section 4.01 of the Plan, using his Final Average Earnings, Covered Compensation, and years of Credited Service as of his Postponed Retirement Date.

         A Participant who remains in the employ of the Employer after his Normal Retirement Date shall be notified by the Plan Administrator, in writing by personal delivery or first-class mail, during the calendar month during which his Normal Retirement Date occurs, that he will not be entitled to receive any benefit for any calendar month of employment during which he is scheduled to work forty (40) or more Hours of Service or receives from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service. The benefit of such Participant shall be actuarially increased to reflect the benefit payable to such Participant for any calendar month during which he does not complete forty (40) Hours of Service or receive from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided the Plan has not determined or used the actual number of Hours of Service. If such Participant dies before the commencement of his benefit, as so increased, a single sum equal to the aggregate benefit payable to the Participant for each month after his Normal Retirement Date during which he did not complete at least forty (40) Hours of Service shall be paid to his surviving spouse, and if none, to his estate. However, the benefit the Participant accrued under this Section 4.02 during a period in which he worked less than forty (40) Hours of Service a month will be offset by the value of the single sum death benefit described in the preceding sentence. If the Participant is not given notice of suspension of benefits as described above, then, upon retirement, the Participant shall be entitled to receive a benefit calculated by actuarially increasing the benefit payable at Normal Retirement Date to the date of retirement if such benefit is greater than the benefit otherwise payable under the Plan.

4.03     EARLY RETIREMENT BENEFIT

         A Participant who has reached his Early Retirement Age may retire at any time prior to his Normal Retirement Age. A Participant who retires on or after his Early Retirement Age, but prior to his Normal Retirement Date, shall be entitled to a retirement income for life, commencing upon his Normal Retirement Date, in an amount equal to his Accrued Benefit. However, the Participant may elect, by giving at least one hundred twenty (120) days' prior written notice to the Retirement Plan Board, to have his retirement income begin on or after his Early Retirement Date, in which event he shall be entitled to receive a retirement income for life in an amount equal to his Accrued Benefit, but multiplied by the applicable factor shown below which corresponds to the number of years (or fractions thereof) by which his date of benefit commencement precedes his Normal Retirement Date:

  Number of Years By Which Date
     of Benefit Commencement
 Precedes Normal Retirement Date                   Factor
 --------------------------------                  ------
                1                                   .9200
                2                                   .8400
                3                                   .7600
                4                                   .6800
                5                                   .6000
                6                                   .5600
                7                                   .5200
                8                                   .4800
                9                                   .4400
                10                                  .4000


         The above factors will be adjusted proportionately to allow for fractional parts of a year.

4.04     TERMINATION OF VESTED PARTICIPANT

         A Participant who has completed at least five (5) years of Vesting Service and who incurs a Severance From Service before he becomes eligible to retire at his Normal Retirement Age, his Disability Retirement Age, or his Early Retirement Age shall be entitled to receive a retirement income for life commencing upon his Normal Retirement Date in an amount equal to his Accrued Benefit. However, the Participant, if he has completed at least fifteen (15) years of Vesting Service, may elect, by giving at least one hundred twenty (120) days' prior written notice to the Retirement Plan Board, to have his retirement income begin on the first day of any month on or after the date he attains age fifty-five (55), in which event he shall be entitled to receive a retirement income for life in an amount equal to his Accrued Benefit, but reduced by the applicable factors set forth in
         Section 4.03. A Participant who incurs a Severance

         From Service before he completes five (5) years of Vesting Service or before his Normal Retirement Age shall not be entitled to any benefits under the Plan, except as provided in Article IX, and his Accrued Benefit shall be forfeited on the date he incurs a Severance From Service of five (5) years.

4.05     DISABILITY RETIREMENT BENEFIT

         (a) A Participant who terminates active employment upon attainment of his Disability Retirement Age shall be entitled to a disability retirement pension which shall commence on his Disability Retirement Date. A Participant's disability retirement pension under this paragraph (a) shall be equal to his Accrued Benefit determined under the formula set forth in
                  Section 4.01 of the Plan, using his Final Average Earnings, Covered Compensation, and years of Credited Service as of his Disability Retirement Date.

         (b) A Participant applying for or receiving a disability retirement pension may be required to submit to an examination by a competent physician acceptable to the Employer and may be required to submit to such reexaminations at reasonable intervals as shall be determined by the Retirement Plan Board to make a determination concerning his physical or mental condition. If a Participant refuses to submit to periodic medical examinations, his benefits shall be discontinued until he completes the examination. If, on the basis of such an examination, it is found that the Participant is no longer Totally and Permanently Disabled, payment of his disability retirement pension shall be terminated.

4.06     MINIMUM BENEFITS

         In no event shall any Participant who was participating in the Prior Plan receive a benefit less than the benefit he would have been entitled to receive under the Prior Plan as constituted on December 31, 1998, based on his average Compensation, Vesting Service, and Credited Service on December 31, 1998, and taking into consideration the actuarial factors for calculating optional forms of benefits provided for in the Prior Plan.

4.07     MAXIMUM BENEFITS

         Effective September 1, 1987, for purposes of compliance with Section 415 of the Code (or any successor to said Section), the following limitations on Plan benefits are hereby imposed:

         (a) The retirement benefits payable to a Participant in any Limitation Year shall not exceed an annual sum equal to the least of:

                  (1) Ninety thousand dollars ($90,000) (or such other amount as may be determined by Treasury regulations issued pursuant to Section 415 of the Code).

                  (2) The Participant's average annual compensation (as defined in Section 4.09) over the three (3) consecutive calendar years during which his compensation (as defined in Section 4.09) from the Employer or a Related Employer was the highest.

                  (3) If the Participant has less than ten (10) years of participation in the Plan, the amount determined under Section 4.07(a)(1) multiplied by a fraction, the numerator of which is the number (not less than one (1)) of years (or parts thereof) of participation in the Plan and the denominator of which is ten (10).

                  (4) If the Participant has less than ten (10) years of Vesting Service, the amount determined under Section 4.07(a)(2) multiplied by a fraction, the numerator of which is the Participant's number (not less than one
                           (1)) of years of Vesting Service and the denominator of which is ten (10).

               Notwithstanding the foregoing, in the event that a Participant has never participated in any defined contribution plan maintained by the Employer or a Related Employer, the annual pension payable to such Participant shall not be deemed to exceed the limitations of this section if it does not exceed ten thousand dollars ($10,000) multiplied by a fraction, the numerator of which is the number (not less than one (1)) of the Participant's years of Vesting Service and the denominator of which is ten (10).

               Pensions payable in a form other than a straight life annuity shall be adjusted to an actuarially equivalent straight life annuity before applying the limitations of this Section 4.07. For distributions occurring prior to January 1, 1995, the straight life annuity shall equal the greater of (1) such annuity determined using the interest rate and mortality table specified in Section 1.02 and (2) such annuity determined using an interest rate of five percent (5%) and the mortality table specified in
               Section 1.02. Effective January 1, 1995, to determine actuarial equivalence for this purpose where the benefit is not subject to
               Section 417(e)(3) of the Code, the actuarially equivalent straight life annuity shall equal the greater of (1) such annuity determined using the Plan's interest rate and mortality table specified in Section 1.02 and (2) such annuity determined using the 83 GAM unisex mortality table and an interest rate of five percent (5%). For purposes of adjusting any benefit subject to
               Section 417(e)(3) of the Code effective January 1, 1995, the straight life annuity will be equal to the greater of (i) the equivalent straight life annuity computed using the interest rate and mortality table specified in Section 1.02 and (ii) the equivalent straight life annuity computed using the applicable interest rate as defined in Section 417(e)(3) of the Code and the GAM 83 unisex mortality table or any successor mortality table prescribed by the Secretary of the Treasury for purposes of
               Section 415 of the Code. No
                  actuarial adjustment to the benefit is required for the value of a Joint and Survivor Annuity form.

         (b) If payments begin prior to a Participant's Social Security Retirement Age, but on or after age sixty-two (62), the limitation in subparagraph (a)(1) shall be adjusted as follows:

                  (1) If a Participant's Social Security Retirement Age is sixty-five (65), the limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the limitation in subparagraph
                           (a)(1) by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age sixty-five (65).

                  (2) If a Participant's Social Security Retirement Age is greater than sixty-five (65), the limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the limitation in subparagraph
                           (a)(1) by 5/9 of one percent for each of the first thirty-six (36) months and 5/12 of one percent for each of the additional months (up to twenty-four (24) months) by which benefits commence before the month in which the Participant attains his Social Security Retirement Age.

         (c) If benefit payments begin prior to a Participant's attainment of age sixty-two (62), the Plan Administrator shall reduce the limitation in subparagraph (a)(1) at age sixty-two (62) (as calculated pursuant to subparagraph (b)) on an actuarially equivalent basis for each month by which benefits commence before the month in which the Participant attains age sixty-two (62) as follows:

                  (1) For distributions occurring prior to January 1, 1995, the Plan Administrator shall use an interest rate assumption equal to the greater of five percent (5%) per annum or the rate specified in Section 1.02 and shall use the mortality table specified in Section 1.02.

                  (2) For distributions commencing on or after January 1, 1995, the reduced dollar limitation in subparagraph
                           (a)(1) shall be the lesser of (i) the actuarial equivalent of the limitation in subparagraph (a)(1) at age sixty-two (62) determined on the basis of the interest rate and mortality table specified in
                           Section 1.02, or (ii) the actuarial equivalent of the dollar limitation at age sixty-two (62) computed using five (5%) percent interest and the GAM 83 unisex mortality table or any successor mortality table prescribed by the Secretary of the Treasury.

         (d) If benefit payments begin after a Participant's Social Security Retirement Age, the Plan Administrator shall increase the limitation in subparagraph (a)(1) at Social Security Retirement Age on an actuarially equivalent basis, as follows:

                  (1) For distributions occurring prior to January 1, 1995, the Plan Administrator shall use an interest rate assumption equal to the lesser of five percent (5%) per annum or the rate specified in Section 1.02 and shall use the mortality table specified in Section 1.02.

                  (2) For distributions commencing on or after January 1, 1995, the increased dollar limitation in subparagraph
                           (a)(1) shall be the lesser of (i) the actuarial equivalent of the limitation of subparagraph (a)(1) at Social Security Retirement Age determined on the basis of the interest rate and mortality table specified in Section 1.02; or (ii) the actuarial equivalent of the limitation under subparagraph (a)(1) at Social Security Retirement Age computed using five (5) percent interest and the GAM 83 unisex mortality table or any successor mortality table prescribed by the Secretary of the Treasury.

         (e)      Notwithstanding the foregoing, determinations under Code
                  Section 415(b)(2)(E) that are made before January 1, 2000 shall be made on the basis of Code Section 415(b)(2)(E) as in effect on December 7, 1994 and the provisions of the Plan as in effect on December 7, 1994.

         (f) For purposes of Section 4.07(e) of this Plan, "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were sixty-two (62).

4.08     COMBINED MAXIMUM LIMITATIONS

         In the event any Participant is also participating in any other qualified plan (within the meaning of Section 401 of the Internal Revenue Code) maintained by an Employer or a Related Employer, then for any Limitation Year the sum of the "Defined Benefit Plan Fraction" and the "Defined Contribution Plan Fraction" for such Limitation Year shall not exceed 1.0. For purposes of this Section 4.08, such sum shall be determined in accordance with the following:

         (a) The "Defined Benefit Plan Fraction" for any year is a fraction:

                  (1) The numerator of which is a projected annual benefit of the Participant under each defined benefit plan (determined as of the close of the year); and

                  (2) The denominator of which is the lesser of the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year times 1.25, or the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such Limitation Year times 1.4.

         (b) The "Defined Contribution Plan Fraction" for any year is a fraction:

                  (1) The numerator of which is the sum of the annual additions to the Participant's account under each defined contribution plan as of the close of the year; and

                  (2) The denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior year of service with the Employer or a Related Employer:

                           (A) The product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year; or

                           (B) The product of 1.4 multiplied by the amount which may be taken into account under
                                    Section 415(c)(1)(B) of the Code for such Limitation Year.

         The annual additions for any Limitation Year beginning before September 1, 1987 shall not be recomputed to treat all employee contributions as annual additions.

         For purposes of this Section 4.08, all defined benefit or defined contribution plans shall be treated as one (1) plan by class. In the event the above limitation would otherwise be exceeded in any Limitation Year, the Participant's benefits under this Plan are to be limited, and the Retirement Plan Board shall advise any affected Participant of any additional limitation on his annual benefits required by this Section 4.08.

         If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before September 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator), as prescribed by the Secretary of the Treasury, so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction computed under Section 415(e)(1) of the Code does not exceed one (1).

         This Section 4.08 shall cease to be effective with respect to Limitation Years beginning after December 31, 1999.

4.09     DEFINITION OF COMPENSATION FOR PURPOSES OF SECTIONS 4.07 AND 4.08

         (a)      Solely for the purpose of applying the limitations of Sections
                  4.07 and 4.08, effective January 1, 1998, the compensation of a Participant includes:

                  (1) A Participant's wages, salaries, fees for professional services, elective deferrals (as defined in Code Section 402(g)(3)), amounts which are contributed or deferred by the Employer or Related Employer at the election of the Employee and which are not includable in the gross income of the Employee by reason of Section 125 of the Code, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or Related Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances);

                  (2) In the case of a Participant who is an employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder, the Participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder);

                  (3) Amounts described in Sections 104(a)(3), 105(a), and 105(h) of the Code, but only to the extent these amounts are includable in the gross income of the Employee;

                  (4) Amounts paid or reimbursed by the Employer or Related Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under Section 217 of the Code;

                  (5) The value of a nonqualified stock option granted to an Employee by the Employer or Related Employer , but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted; and

                  (6) The amount includable in the gross income of an Employee upon making the election described in
                           Section 83(b) of the Code.

         (b)      Solely for the purpose of applying the limitations of Sections
                  4.07 and 4.08, effective January 1, 1998, the compensation of a Participant excludes:

                  (1) Contributions to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed (other than as described in Section 402(g)(3) of the Code), employer contributions under a simplified employee pension plan to the extent such contributions are excluded from the Participant's gross income, or any distributions from a plan of deferred compensation;

                  (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

                  (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

                  (4) Other amounts which received special tax benefits, or contributions made by the Employer or Related Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee), and other than those excluded from the gross income of the Employee by reason of Section 125 of the Code.

4.10     REEMPLOYMENT AFTER RECEIPT OF BENEFITS

         (a) A Participant who terminates employment and is rehired without having received retirement benefits and who once again becomes a Participant in the Plan may later retire and receive benefits based upon his entire period of Credited Service both before and after such termination and reemployment, to the extent not disregarded under Section 1.41.

         (b) A Participant who retires and is rehired prior to his Normal Retirement Date after beginning to receive retirement benefits shall have such payments suspended.

                  In the event that a reemployed, retired Participant accrues further periods of Credited Service, he may later retire again to receive benefits based upon his total period of Credited Service both before and after such termination and reemployment. However, the subsequent retirement benefits shall be reduced by the Actuarial Equivalent of the benefits he received prior to his reemployment.

         (c) A Participant who retires and is rehired after his Normal Retirement Date and after beginning to receive retirement benefits shall have such payments suspended. No payment shall be suspended unless the Plan Administrator gives written notice to the Employee by personal delivery or first-class mail, during the month in which his reemployment occurs, that he will not receive any benefit for any calendar month of employment during which he works forty (40) or more Hours of Service for the Employer or a Related Employer or receives from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service. The benefit of such Participant shall be actuarially increased to reflect the benefit payable to such Participant for any calendar month during which he does not complete forty (40) Hours of Service for the Employer or a Related Employer or receive from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service. If such Participant dies before the commencement of his benefit, as so increased, a single sum equal to the aggregate benefit payable to the Participant for each month after his Normal Retirement Date during which he did not complete at least forty (40) Hours of Service for the Employer or a Related Employer or receive from the Employer or a Related Employer payment for any Hours of

                  Service performed on each of eight (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service shall be paid to his surviving spouse, and if none, to his estate. Hours of Service in this subsection are hours as defined under Department of Labor Regulation Section 2530.200b-2(a).

                  In the event that a reemployed, retired Participant accrues further periods of Credited Service, he may later retire again, to receive benefits based upon his total period of Credited Service both before and after such termination and reemployment. However, the subsequent retirement benefits shall be reduced by the Actuarial Equivalent of the benefits he previously received prior to his Normal Retirement Date. In the event that, by mistake, suspension occurs without notice as provided in this subsection, the Participant shall be entitled to receive a benefit calculated by actuarially increasing the benefit payable at Normal Retirement Date to the date of subsequent retirement if such benefit is greater than the benefit described in the preceding sentence.

4.11     TRANSFERS

         A participant in another retirement plan maintained by or contributed to by an Employer or a Related Employer who becomes a Participant in this Plan shall be considered a transferred employee.

         Such transferred employee's benefit under the plan he was previously a participant in shall be frozen as of his transfer date. If such transferred employee is a Participant in this Plan at the time of his death, termination of employment, disability, or retirement, whichever first occurs, he, his spouse, or his Beneficiary will receive any benefit due under this Plan. The benefit provided hereunder will be based on Final Average Earnings and total Credited Service as an Employee of the Employer or Related

         Employer reduced by any benefit such Participant was entitled to under the plan in which he was previously a participant.

         Final Average Earnings will be based on the Participant's employment with an Employer in accordance with the Plan's definition of Final Average Earnings.

         Notwithstanding the foregoing, in the case of an individual hired on or after June 1, 1987 who is a member of the collective beginning unit represented by Local 3713 of the United Steelworkers of America who becomes a Participant in this Plan, Credited Service shall be calculated beginning with his date of participation in this Plan. His period of employment as a member of the collective bargaining unit represented by Local 3713 of the United Steelworkers of America shall not be considered in determining his Credited Service hereunder.

                                   ARTICLE V

                          FORM AND PAYMENT OF BENEFITS


5.01     NORMAL PENSION

         If a Participant is unmarried as of his Annuity Starting Date, the benefit payments determined under Article IV shall be in the form of a Normal Pension, unless the Participant elects the optional form of payment provided in the Plan in accordance with the procedures of
         Section 5.03. The benefit formula in Section 4.01 yields payments in the form of a Normal Pension.

5.02     JOINT AND SURVIVOR ANNUITY

         If a Participant is married on his Annuity Starting Date, benefit payments determined under Article IV shall be in the form of a Joint and Survivor Annuity, unless the Participant, with the consent of the Participant's spouse, elects either the Normal Pension or the optional form of payment provided in the Plan in accordance with the procedures of Section 5.04.

5.03     ELECTION NOT TO RECEIVE NORMAL PENSION

         An unmarried Participant may elect in writing, during the ninety (90) day period ending on his Annuity Starting Date, to waive the automatic Normal Pension form of benefit described in Section 5.01 and to make a qualified election of the optional form of payment permitted under the Plan. No less than thirty (30) days and no more than ninety (90) days prior to the Participant's Annuity Starting Date and consistent with such regulations as the Secretary of the Treasury may prescribe, the Retirement Plan Board shall provide the Participant with a written explanation of:

         (a)      The terms and conditions of the Normal Pension;

         (b) The Participant's right to make and the effect of an election to waive the Normal Pension;

         (c) The right of the Participant to revoke such election and the effect of such revocation; and

         (d) The relative value of the optional forms of benefit available under the Plan.

5.04     ELECTION NOT TO RECEIVE JOINT AND SURVIVOR ANNUITY

         (a) A Participant may, with his spouse's written consent, elect in writing, during the ninety (90) day period ending on his Annuity Starting Date, to waive the automatic Joint and Survivor Annuity form of payment described in Section 5.02 and to make a qualified election of either the Normal Pension or the optional form of payment permitted under the Plan. The spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or notary public. The spouse must also consent both to the specific optional form of benefit chosen and to the specific Beneficiary designated, if applicable. Notwithstanding the foregoing, this paragraph (a) shall not apply if it is established to the Retirement Plan Board's satisfaction that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant.

         (b) No less than thirty (30) days and no more than ninety (90) days prior to the Participant's Annuity Starting Date and consistent with such regulations as the Secretary of the Treasury may prescribe, the Retirement Plan Board shall provide the Participant with a written explanation of:

                  (1)      The terms and conditions of the Joint and Survivor
                           Annuity;

                  (2) The Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity;

                  (3) The right of the Participant's spouse to consent to any election to waive the Joint and Survivor Annuity;

                  (4) The right of the Participant to revoke such election and the effect of such revocation; and

                  (5) The relative value of the optional forms of benefit available under the Plan.

5.05     PAYMENT IN OPTIONAL FORM ON RETIREMENT

         (a) As an optional form of payment, a Participant may elect to have his retirement income paid in the form of a contingent annuitant option. A contingent annuitant option is a monthly income payable for the lifetime of the Participant and continuing thereafter in an amount fifty percent (50%) or one hundred percent (100%) as great, as elected by the Participant, to a Beneficiary designated in writing by the Participant for such Beneficiary's life. The Participant's monthly income under the contingent annuitant option shall be an amount equal to the amount payable under the Normal Pension, multiplied by the applicable factor shown below, based on the particular optional form elected and the age of the Participant and that of his Beneficiary as of the date benefits commence under the optional form:

                                               Factor for    (Factor for One
                                Based on         Fifty       Hundred percent
                             Attained Ages,     Percent          (100%)
                              Beneficiary Is  (50%) Option       Option
                              --------------  ------------       ------
                                    5             .925            .846
Years younger than                  4             .928            .852
the Participant                     3             .931            .858
                                    2             .934            .864
                                    1             .937            .870
                                    0             .940            .876
                                    1             .943            .882
Years older than                    2             .946            .888
the Participant                     3             .949            .894
                                    4             .952            .900
                                    5             .955            .906


                  In the case of election of the fifty percent (50%) option, where the Beneficiary is more than five (5) years younger or five (5) years older than the Participant, the following rules apply:

                  (1) For each additional year beyond five (5) that the Beneficiary is younger than the Participant, the factor shall be reduced by .003 for each such year from the factor of .925, but shall not be less than a factor of .502.

                  (2) For each additional year beyond five (5) that the Beneficiary is older than the Participant, the factor shall be increased by .003 for each such year from the factor of .955, but shall not be greater than a factor of .997.

                  In the case of election of the one hundred percent (100%) option, where the Beneficiary is more than five (5) years younger or five (5) years older than the Participant, the following rules apply:

                  (1) For each additional year beyond five (5) that the Beneficiary is younger than the Participant, the factor shall be reduced by

                           .006 for each such year from the factor of .846, but shall not be less than a factor of .502.

                  (2) For each additional year beyond five (5) that the Beneficiary is older than the Participant, the factor shall be increased by .006 for each such year from the factor of .906, but shall not be greater than a factor of .996.

                  Distribution may be made over only one (1) of the following periods (or a combination thereof):

                  (1)      The life of the Participant;

                  (2)      The life of the Participant and a designated
                           Beneficiary;

                  (3) A period certain not extending beyond the life expectancy of the Participant; or

                  (4) A period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

                  A Participant's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a nonspouse Beneficiary may not be recalculated.

                  All distributions shall be determined and made in accordance with Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed regulations.

         (b) As an optional form of payment, if the single sum Actuarial Equivalent value of his retirement income is ten thousand dollars ($10,000) or less, a participant may elect to have his retirement income payable in the form of a single sum.

         (c) If the single sum Actuarial Equivalent of a Participant's benefit is greater than five thousand dollars ($5,000) (three thousand five hundred dollars ($3,500) prior to January 1,
                  1998) and the Annuity Starting Date precedes his Normal Retirement Date, then such Participant must consent in writing to the early commencement of benefits. His spouse must also consent in writing to the early commencement of benefits unless payment is made in the form of either a Joint and Survivor Annuity or the contingent annuitant option with the spouse as Beneficiary.

         (d) A participant who has elected an optional form of benefit payment may revoke such election at any time before his Annuity Starting Date without the consent of his spouse, if any. Another election to receive his retirement income in another form must be made in accordance with this Article V. If a Participant who has elected an optional form of benefit dies prior to his Annuity Starting Date, retirement income payments shall be made in accordance with the provisions of the Plan as if no optional form of retirement income had been elected. If a Participant who has elected an optional form of benefit dies either on or after his Annuity Starting Date, retirement income payments shall be made in accordance with the optional form elected.

         (e) If the single sum Actuarial Equivalent value of any benefit that is not yet in pay status is five thousand dollars ($5,000) (three thousand five hundred dollars ($3,500) prior to January 1, 1998) or less, the Retirement Plan Board shall direct the Trustee to pay such benefit with respect to the terminated Participant or Beneficiary as soon as practicable (whether or not the Participant has reached a retirement date) in a single sum cash payment which shall be the Actuarial Equivalent of the retirement income otherwise payable. For purposes of this paragraph, if the present value of a Participant's vested Accrued Benefit is zero (0), the Participant shall be deemed to have received a distribution of such vested Accrued Benefit under this paragraph (e).

5.06     PRE-RETIREMENT SURVIVOR ANNUITY

         If a Participant or former Participant dies after having earned a nonforfeitable right to his Accrued Benefit, but prior to his Annuity Starting Date, and if he is survived by a spouse to whom he has been married throughout the twelve (12) month period preceding his death, such spouse shall be eligible to receive a Pre-retirement Survivor Annuity under this Section 5.06, payable as set forth in subsection (a) or (b) below, whichever is applicable:

         (a) If a Participant dies during employment on or after the attainment of his Early Retirement Age, the Pre-retirement Survivor Annuity shall be a monthly income payable for the life of the spouse, equal to the benefit that would have been payable to the spouse had the deceased Participant retired on the day before death and elected immediate commencement of benefits in the one hundred percent (100%) contingent annuitant form under Section 5.05. Payment to the spouse will begin on the first day of the month coinciding with or next following the Participant's date of death unless the spouse elects to defer distribution. The last monthly payment shall be made for the month in which death of such spouse occurs. The spouse may elect to defer commencement of benefits, but not beyond the date the Participant would have attained age seventy and one-half (70 1/2).

         (b) If a Participant dies during employment but prior to the attainment of his Early Retirement Age, or, in the case of the death of a former Participant, the following rules shall apply:

                  (1) If a Participant or former Participant was eligible to immediately commence receipt of his retirement income as of the date of his death, the Pre-retirement Survivor Annuity shall be a monthly income payable for the life of the spouse, equal to the benefit that would have been payable to the spouse had the deceased Participant retired on the day before death and elected immediate commencement of benefits in the Joint and Survivor Annuity (fifty percent [50%]) form. Payment to the spouse will begin on the first day of the month coinciding with or next following the Participant's date of death unless the spouse elects to defer distribution. The last monthly payment shall be made for the month in which death of such spouse occurs. The spouse may elect to defer commencement of benefits, but not beyond the date the Participant would have attained age seventy and one-half (70 1/2).

                  (2) If a Participant or former Participant was not eligible to immediately commence receipt of benefits hereunder as of the date of his death, the Pre-retirement Survivor Annuity shall be a monthly income payable for the life of the spouse, equal to the benefit that would have been payable to such spouse had the Participant terminated employment on his date of death (except, where termination of employment occurred prior to his death, the Participant's date of termination of employment shall be used) and then survived and retired on the first date upon which he could have elected immediate benefits and elected immediate commencement of benefits in the Joint and Survivor Annuity (fifty percent [50%]) form. Payment to the spouse will begin on the first day of the month in which the Participant could have elected immediate benefits had he survived unless the spouse elects to defer distribution. The last monthly payment shall be made for the month in which death of such spouse occurs. The spouse may elect to defer commencement of benefits, but not beyond the date the Participant would have attained age seventy and one-half (70 1/2).

         (c) If a Participant dies prior to his Annuity Starting Date and the single sum Actuarial Equivalent of the Pre-retirement Survivor Annuity exceeds five thousand dollars ($5,000) (three thousand five hundred dollars ($3,500) prior to January 1,
                  1998), the spouse must consent in writing in order for payment to be made prior to the date the Participant would have attained his Normal Retirement Age.

5.07     PRE-RETIREMENT DEATH BENEFIT FOR UNMARRIED PARTICIPANTS

         If a Participant or former Participant dies after having earned a nonforfeitable right to his Accrued Benefit, but prior to his Annuity Starting Date, and where no Pre-retirement Survivor Annuity is payable under Section 5.06, his Beneficiary shall be entitled to a pre-retirement death benefit in accordance with the following provisions:

         (a) If a Participant dies during employment on or after the attainment of his Early Retirement Age, or if a former Participant was eligible to commence receipt of his retirement income immediately as of the date of his death, such pre-retirement death benefit shall be equal to the single sum Actuarial Equivalent of the benefit that would have been payable to the Beneficiary had such Participant retired on the day before his death and begun receiving benefits in the form of a Normal Pension. Payment shall be made as soon as practicable following the Participant's death.

         (b) If a Participant or former Participant was not eligible to immediately commence receipt of benefits hereunder as of the date of his death, such pre-retirement death benefit shall be equal to the single sum Actuarial Equivalent of the benefit that would have been payable to the Beneficiary had the Participant terminated employment on the day before his death (except, where termination of employment occurred prior to his death, the Participant's date of termination of employment shall be used) then survived to the earliest date at which he would be entitled to begin receiving benefits under the Plan, and began receiving benefits in the form of a Normal Pension. Payment shall be made as soon as practicable following the Participant's death.

5.08     ADMINISTRATIVE POWERS RELATING TO PAYMENTS

         If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is unable, in the opinion of the Retirement Plan Board, to attend properly to his personal financial matters, the Trustee may make such payments in such of the following ways as the Retirement Plan Board shall direct:

         (a)      Directly to such Participant or Beneficiary; or

         (b) To the legal representative of such Participant or Beneficiary.

         Any payment made pursuant to this Section 5.08 shall be in complete discharge of the obligation for such payment under the Plan.

5.09     NO GUARANTY OF BENEFITS

         The benefits provided under the Plan shall be paid solely from the assets of the Trust Fund. Nothing contained in the Plan or the Trust Agreement shall constitute a guaranty by the Employer or the Trustee that the assets of the Trust Fund will be sufficient to pay any benefit to any person.

5.10     TIME OF PAYMENT

         Unless the Participant elects otherwise, payment shall be made or shall commence not later than the sixtieth day after the close of the Plan Year in which the latest of the following occurs:

         (a)      The Participant attains age sixty-five (65);

         (b) The tenth anniversary of the year in which the Participant commenced participation in the Plan occurs; or

         (c)      The Participant terminates his employment with an Employer.

         Payment of retirement shall commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2), whether or not such Participant has retired. The preceding provisions shall not apply to a Participant who:

         (a) Has made a written election to receive his benefits under the Plan at a later date in accordance with Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982; or

         (b) Has attained age seventy and one-half (70 1/2) before January 1, 1988 and was not a five percent (5%) owner of an Employer or a Related Employer at any time during the Plan Year ending with or within the calendar year in which such individual attained age sixty-six and one-half (66 1/2) or any subsequent Plan Year.

5.11     DEATH DISTRIBUTION REQUIREMENTS

         (a) In addition to any other requirements specified in the Plan, if the Participant dies after his Annuity Starting Date, the remaining portion of his retirement income will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (b) If the Participant dies before distribution of his interest commences, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

                  (1) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than one (1) year after the Participant's death;

                  (2) If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

5.12     DIRECT ROLLOVERS

         Effective January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan in the form of a Direct Rollover. Notwithstanding the above, an Eligible Rollover Distribution of less than two hundred dollars ($200) is not eligible for a Direct Rollover. Further, a Distributee may elect to have an Eligible Rollover Distribution paid to only one Eligible Retirement Plan in a Direct Rollover.

         For purposes of this Section 5.12, the following definitions apply:

         (a) "Distributee" means a Participant or former Participant, his surviving spouse, his spouse, or his former spouse who is the Alternate Payee under a Qualified Domestic Relations Order.

         (b) "Eligible Rollover Distribution" means any distribution of all or any portion of the Participant's vested Accrued Benefit, except that an Eligible Rollover Distribution does not include any distribution that is one (1) of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant, or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (c) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is limited to an individual retirement account or individual retirement annuity.

         (d) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (e) The Retirement Plan Board shall clearly inform the Distributee that he has a right to a period of at least thirty (30) days after receiving the notice required by Section 402(f) of the Code to consider the decision of whether or not to elect a distribution and, if so, to make a Direct Rollover. The Distributee may thereafter waive the thirty-day period by electing a distribution prior to the expiration of such period.

5.13     ADDITIONAL RULES RELATING TO PAYMENTS

         Notwithstanding the provisions of Section 5.03 and Section 5.04, the following additional procedures shall apply to the distribution of benefits hereunder. If the Participant, after having received the written explanation of the Normal Pension or Joint and Survivor Annuity, as applicable, affirmatively elects a form of distribution and the spouse consents in writing to that form of distribution, if necessary, the Annuity Starting Date may be less than thirty (30) days after the written explanation was provided to the Participant, and the written explanation may be provided after the Annuity Starting Date provided that the following requirements are met:

         (a) The Retirement Plan Board provides information to the Participant clearly indicating that the Participant has a right to at least thirty (30) days to consider whether to waive the Normal Pension or Joint and Survivor Annuity and consent to an alternative form of distribution. The Participant (and, if the Participant is married, and if payment is to be made in a form other than the Joint and Survivor Annuity or a contingent annuitant option with the Participant's spouse as Beneficiary, the Participant's spouse) affirmatively waives the requirement that the written explanation be provided at least thirty (30) days before the Annuity Starting Date. In such event, payment may commence less than thirty (30) days after the written explanation is provided to the Participant. If the written explanation is provided after the Annuity Starting Date, the Participant (and, if the Participant is married and if payment is to be made in a form other than the Joint and Survivor Annuity or a contingent annuitant option with the Participant's spouse as Beneficiary, the Participant's spouse) affirmatively waives the requirement that distribution must commence at least thirty (30) days after the written explanation is provided. In such event, payment may commence less than thirty (30) days after the written explanation is provided to the Participant.

         (b) The Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins the day after the explanation of the Normal Pension or Joint and Survivor Annuity is provided to the Participant.

         (c) Distribution in accordance with the affirmative election does not commence before the expiration of the seven-day period that begins the day after the explanation of the Normal Pension or Joint and Survivor Annuity is provided to the Participant. If the written explanation is provided after the Annuity Starting Date, payments retroactive to such date shall be made to the Participant when distribution commences.

5.14     LOST PARTICIPANTS

         Any benefit payable under this Plan shall be forfeited if the Retirement Plan Board, after reasonable effort, is unable to locate the Participant or Beneficiary to whom payment is due. Any such benefit shall be restored, without actuarial adjustment or earnings, if a claim for the forfeited benefit is made by the Participant or Beneficiary to whom such benefit was payable. Such forfeited amounts shall be used to reduce Employer Contributions, as provided in Section 3.03.

                                   ARTICLE VI

                               PLAN ADMINISTRATION


6.01     PLAN ADMINISTRATOR

         The Board has appointed the Retirement Plan Board as Plan Administrator to administer the Plan and keep records of proceedings and claims. The Board may appoint an investment manager or managers, as defined in
         Section 3(38) of ERISA, to manage or control all or a part of the Trust Fund. The Employer shall notify the Trustee of the representatives of the Plan Administrator and of any changes that may take place from time to time. The Board may change the Plan Administrator or any representative thereof at any time with or without cause and may designate a successor Plan Administrator, in its discretion. No compensation will be paid the Plan Administrator from the Trust Fund for service as such, but any reasonable expenses incurred pursuant to such service will be reimbursed from the Trust Fund, provided that the Employer may advance payment of such expenses and receive reimbursement from the Plan pursuant to Prohibited Transaction Class Exemption 80-26.

6.02     DUTIES

         Subject to the limitations of the Plan and of the Trust Agreement, the Plan Administrator will from time to time establish rules for the administration of the Plan and the transaction of its business. The Plan Administrator will rely on the records of the Employer with respect to any and all factual matters dealing with the employment of an Employee. The Plan Administrator will resolve any factual dispute, giving due weight to all evidence available to it. The Plan Administrator will interpret the Plan and determine all questions arising in the administration, interpretation, and application of the Plan. In making such determinations, the Plan Administrator shall have and shall exercise complete discretionary authority to administer the Plan, giving controlling weight to the intent of the sponsor of the Plan, and all such determinations shall be final, conclusive, and binding on the Plan, the sponsor, and all Participants and Beneficiaries. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious based upon the evidence considered by the Plan Administrator at the time of such determination. The Plan Administrator shall keep a permanent record of its meetings and actions and shall establish reasonable procedures providing for the proper operation of
         Section 414(p) of the Code with respect to "qualified domestic relations orders," as defined therein, including, but not limited to, establishing appropriate procedures, authorizing the establishment of new accounts, and directing distributions from such accounts.

6.03     DIRECTIONS TO TRUSTEE

         The Plan Administrator shall direct the Trustee, in writing, to make payments from the Trust Fund to individuals who qualify for such payments hereunder. Such written order to the Trustee shall specify the individual's name, address, Social Security number, and the amount and frequency of such payments.

6.04     NONDISCRIMINATION

         The Plan Administrator shall not take action or direct the Trustee to take any action with respect to any of the benefits provided hereunder or otherwise in pursuance of the powers conferred herein upon the Plan Administrator which would be discriminatory in favor of Employees who are officers, shareholders, or highly compensated employees or which would result in benefiting one (1) Employee, or group of Employees, at the expense of another, or in the application of different rules to substantially similar sets of facts.

6.05     AGENTS

         The Plan Administrator may employ such counsel, accountants, and other agents as it shall deem advisable. The compensation of such counsel, accountants, and other agents shall be considered an expense under
         Section 6.01.

6.06     LIMITATIONS

         In accordance with the provisions hereof, the Plan Administrator has been delegated certain administrative functions relating to the Plan with all powers necessary to enable it properly to carry out such duties. The Plan Administrator, in its capacity as Plan Administrator, shall have no power in any way to modify, alter, add to, or subtract from any provisions of the Plan.

6.07     UNSTATED RULES AND PROCEDURES

         Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan or the Trust Agreement shall be promulgated and adopted by the Plan Administrator.

6.08     NAMED FIDUCIARY

         Those persons or entities named in the Plan or pursuant to a procedure specified in the Plan to perform functions that are subject to fiduciary responsibility under applicable law shall constitute the "named fiduciaries" but only to the extent that they actually perform (or are responsible for performing) the particular functions that are subject to fiduciary responsibility.

6.09     EXERCISE OF THE PLAN ADMINISTRATOR'S DUTIES

         The Plan Administrator shall discharge its duties:

         (a) For the exclusive purpose of providing benefits to Plan Participants, former Participants and Beneficiaries; and

         (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

6.10     INDEMNIFICATION

         The Employer shall indemnify the Plan Administrator against any and all claims, loss, damage, expense, and liability arising from any act or failure to act relating to the Plan Administrator's duties and powers unless the same is judicially determined to be the result of the Plan Administrator's gross negligence or willful misconduct.

                                  ARTICLE VII

                                CLAIMS PROCEDURES


7.01     CLAIMS REVIEW

         Any Participant, former Participant or Beneficiary who wishes to request a review of a claim for benefits or who wishes an explanation of a benefit or its denial may direct to the Plan Administrator a written request for such review. The Plan Administrator shall respond to the request by issuing a notice to the claimant as soon as possible, but in no event later than ninety (90) days from the date of receipt of the request. This notice furnished by the Plan Administrator shall be written in a manner calculated to be understood by the claimant and shall include the following:

         (a)      The specific reason or reasons for any denial of benefits;

         (b)      The specific Plan provisions on which any denial is based;

         (c) A description of any further material or information which is necessary for the claimant to perfect his claim and an explanation of why the material or information is needed; and

         (d)      An explanation of the Plan's claim appeals procedure.

         If the claimant does not respond to the notice, posted by first-class mail to the address of record of the claimant, within sixty (60) days from the posting of the notice, the claim shall be considered satisfied in all respects. If the Plan Administrator denies the claim or fails to respond to the claimant's written request for a review within ninety
         (90) days of its receipt, the claimant shall be entitled to proceed to the claim appeals procedure described in Section 7.02.

7.02     APPEALS PROCEDURE

         In the event that the claimant wishes to appeal the claim review denial, the claimant or his duly authorized representative may submit to the Plan Administrator, within sixty

         (60) days of the posting of the notice, a written notification of appeal of the claim denial. The notification of appeal of the claim denial shall permit the claimant or his duly authorized representative to utilize the following claim appeals procedures:

         (a)      To review pertinent documents; and

         (b) To submit issues and comments in writing to which the Plan Administrator shall respond.

         The Plan Administrator shall furnish a written decision on the appeal not later than sixty (60) days after receipt of the notification of appeal, unless special circumstances require an extension of the time for processing the appeal and the claimant is notified of the extension by the end of the original 60-day period to consider the appeal. In no event, however, shall the Plan Administrator respond later than one hundred twenty (120) days after a request for a formal review. The decision on the appeal shall be in writing and shall include specific reasons for the decision, and shall be written in a manner calculated to be understood by the claimant and shall contain specific reference to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE VIII

                            RESTRICTIONS ON BENEFITS


8.01     RESTRICTIONS ON PLAN TERMINATION

         In the event of Plan termination, the benefit of any Participant or former Participant who is a highly compensated employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

         For purposes of this Article VIII, "highly compensated employee" shall mean highly compensated employee as defined under Section 414(q) of the Code.

8.02     RESTRICTION ON DISTRIBUTIONS

         (a) The annual payments to a restricted Participant shall be limited to an amount equal to the payments that would be made on behalf of such restricted Participant under a single life annuity that is the Actuarial Equivalent of the sum of the restricted Participant's Accrued Benefit and other benefits under the Plan.

                  Notwithstanding the foregoing, the restriction set forth in this Section 8.02 shall not apply in the event that either of the following requirements is met:

                  (1) The value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of the Plan's current liabilities, as defined under Section 412(l)(7) of the Code, after payment to a restricted Participant of his "Benefits" as described in paragraph (b) below; or

                  (2)      The value of "Benefits," as described in paragraph
                           (b) below, of a restricted Participant is less than one percent (1%) of the value of the Plan's current liabilities, as defined in Section 412(l)(7) of the Code.

                           For purposes of this Section 8.02(a), "restricted Participant" means a Participant or former Participant who is among the twenty-five (25) highest paid highly compensated employees.

                           "Benefits," for purposes of this Section 8.02(a), include loans in excess of the amounts set forth in
                           Section 72(p)(2)(A) of the Code, any periodic income, the value of any withdrawals made by the Participant, in the event the Participant is still living, and any death benefits not provided for by insurance on the Participant's life.

                  (b) Notwithstanding any other provision of the Plan, no prohibited payments shall be made during any period the Plan has a liquidity shortfall. For this purpose, a plan has a liquidity shortfall during the period that there is an underpayment of an installment under Code Section 412(m) by reason of paragraph (5)(A) thereof. A prohibited payment for this purpose means
                           (1) any payment in excess of the monthly amount paid under a single life annuity to a Participant or Beneficiary whose Annuity Starting Date occurs during the period of the liquidity shortfall or (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits.

                                   ARTICLE IX

                            AMENDMENT AND TERMINATION


9.01     RIGHT TO AMEND OR TERMINATE

         The Employer reserves to itself the right at any time, by action of its Board, to alter, amend, modify, revoke, or terminate in whole or in part this Plan, and each Employer, in adopting this Plan, consents to any such alteration, amendment, modification, revocation or termination. The Employer, by resolution of the Board, may terminate the Plan with respect to any or all Employers. Each Employer, by a resolution of its Board of Directors, may terminate its participation in the Plan. If the Plan is terminated by fewer than all Employers, it shall continue in effect for Participants employed by the remaining Employers. Subject to the provisions of ERISA, and without limiting the general applicability of the preceding provisions of this section, the Employer specifically reserves the right to amend the Plan to change:

         (a) The requirements of or the dates upon which early or normal retirement may occur;

         (b) The factors and methods used to calculate early retirement benefits; or

         (c) The factors and methods used to calculate benefit options, in all three (3) cases, to reflect changes in common or customary practice or in the requirements for receipt of Social Security benefits;

         provided, however, that no amendment:

         (a) Shall have the effect of vesting in the Employer or any Related Employer any interest in or control of any funds, securities or other property subject to the terms of the Trust;

         (b) Shall authorize or permit at any time any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, except as provided in Section 3.04;

         (c) Shall have any retroactive effect as to deprive any Participant, former Participant or Beneficiary of any benefit already accrued, save only that no amendment made in conformance with the provisions of the Code or any other statute relating to employees' trusts, or of any official regulation or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary; or

         (d) Shall eliminate an optional form of benefit or decrease an Accrued Benefit.

9.02     TERMINATION

         (a) It is the expectation of each Employer that it will continue this Plan and the payment of contributions hereunder indefinitely, but the continuation of the Plan is not assumed as a contractual obligation of an Employer, and the right is reserved by each Employer at any time to discontinue permanently its contributions hereunder. In the event that the Plan is terminated in whole or in part or if contributions by the Employers are discontinued completely, the benefits then accrued for all affected Participants shall be fully vested and nonforfeitable. Notwithstanding the previous sentence, a person shall have recourse in seeking satisfaction of his benefits against only the Trust Fund and the PBGC. No Participant or Beneficiary shall have a claim against any Employer, the Trust or any Plan fiduciary for any benefit in excess of the amount funded on the date of the Plan termination.

         (b) This Plan may be terminated by the Board at any time, but the Employer must notify the PBGC of its intention to terminate the Plan. Such termination shall become effective as set forth in ERISA.

         (c)      The funds are to be allocated in such manner as:

                  (1) To continue benefits which began to be paid three (3) years before the termination date under the provisions of the Plan in effect during the five (5) years prior to termination which would provide the smallest benefit. Benefits which would be in this category if the Participant eligible for benefits had elected to begin receipt of such benefit payments at least three (3) years prior to the termination shall also be provided;

                  (2) Then to provide all other insured benefits guaranteed by the PBGC, including benefits for a substantial owner who owns directly or indirectly more than ten percent (10%) of the Employer's voting stock;

                  (3)      Then to provide all other nonforfeitable benefits;

                  (4)      Then to provide all other benefits under the Plan;
                           and

                  (5) Then to provide a return to the Employer of any balance due to actuarial error if any assets remain after all liabilities with respect to Participants, former Participants and Beneficiaries have been satisfied.

                  This allocation is intended to fulfill the requirements of ERISA, and assets shall be allocated on the basis of ERISA should the above provisions and ERISA differ. Notwithstanding the foregoing, upon the termination of the Plan, the benefits of any missing participants, as defined in Section 4050 of ERISA, shall be transferred to the PBGC in accordance with
                  Section 401(a)(34) of the Code and Section 4050 of ERISA.

9.03     PARTIAL TERMINATION

         In the event the Plan is partially terminated, the Participants affected shall have a nonforfeitable right to the benefits accrued to the date of the partial termination.

9.04     METHOD OF PAYMENT

         Amounts allocated to affected individuals upon termination or partial termination of the Plan shall be paid through the purchase of annuity contracts; provided, however, that if the single sum value of an individual's benefit is five thousand dollars ($5,000) (three thousand five hundred dollars ($3,500) prior to January 1, 1998) or less, payment shall be made in a single sum in cash.

9.05     NOTICE OF AMENDMENT, TERMINATION, OR PARTIAL TERMINATION

         Affected Participants shall be notified of an amendment, termination or partial termination of the Plan as required by the applicable provisions of ERISA. In the event that any amendment to the Plan would change the provisions of Section 4.04 with respect to eligibility for a nonforfeitable benefit, each Participant who has completed at least three (3) years of Vesting Service shall be entitled to elect, in accordance with ERISA, to have his right to a nonforfeitable benefit computed under the Plan without regard to such amendment.

                                   ARTICLE X

                                  MISCELLANEOUS


10.01    NO CONTRACT OF EMPLOYMENT

         Nothing herein contained shall be construed to constitute a contract of employment between any Employer and any Employee. The employment records of the Employers and the Trustee's records shall be final and binding upon all Employees as to liability and participation.

10.02    MERGER OR CONSOLIDATION OF PLAN, TRANSFER OF ASSETS

         Any merger or consolidation of the Plan with another plan or transfer of Plan assets or liabilities to any other plan shall be effected, in accordance with such regulations, if any, as may be issued pursuant to
         Section 208 of ERISA, in such a manner that each Participant in the Plan would receive, if the merged, consolidated or transferred plan were terminated immediately following such event, a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before such event. Notwithstanding the foregoing, compliance with applicable regulations under Section 414(l) of the Code shall be deemed compliance with this
         Section 10.02.

10.03    DATA

         It shall be a condition precedent to the payment of all benefits under the Plan that each Participant, former Participant and Beneficiary must furnish to the Employer such documents, evidence or information as the Employer considers necessary or desirable for the purpose of administering the Plan, or to protect the Employer or the Trustee.

10.04    RESTRICTIONS UPON ASSIGNMENTS AND CREDITORS' CLAIMS

         Except as otherwise provided in the Plan, no Participant, former Participant or any Beneficiary, or the estate of any such person, shall have the power to assign, pledge, encumber or transfer any interest in the Trust Fund while the same shall be in possession of the Trustee. Any such attempt at alienation shall be void. No such interest shall be subject to attachment, garnishment, execution, levy or any other legal or equitable proceeding or process, and any attempt to do so shall be void. The preceding shall apply also to the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code. A domestic relations order entered before January 1, 1985 will be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date and may be treated as a qualified domestic relations order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of Section 414(p) of the Code.

         Effective with respect to judgments, orders and decrees issued, and settlement agreements entered into, on or after August 5, 1997, the preceding provisions, as set forth in Section 401(a)(13)(A) of the Code, shall not apply to any offset of a Participant's benefits under the Plan against an amount that the Participant is ordered or required to pay to the Plan if such offset meets the requirements of Section 401(a)(13)(C) of the Code.

10.05    RESTRICTION OF CLAIMS AGAINST TRUST FUND

         The Trust Fund under this Plan and Trust Agreement from its inception shall be a separate entity aside and apart from each Employer and its assets. The Trust and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of an Employer. Neither the establishment of the Trust Fund, the modification thereof, the creation of any fund or account nor the payment of any benefits shall be construed as giving any Participant or any other person whomsoever any legal or equitable rights against an Employer or the Trustee unless the same shall be specifically provided for in this Plan.

10.06    BENEFITS PAYABLE ONLY FROM TRUST FUND

         The benefits under the Plan shall be only such as can be provided by the Trust Fund. Except as may be provided by law, no liability for the payment of benefits hereunder to Participants or their surviving spouses shall be imposed upon the Employer, its officers or shareholders, and there shall be no liability or obligation on the part of the Employer to make any further contributions in the event of termination of the Plan.

10.07    SUCCESSOR TO EMPLOYER

         In the event that any successor to an Employer, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor shall be substituted hereunder for that Employer upon filing in writing with the Trustee its election to do so.

10.08    APPLICABLE LAW

         The Plan shall be construed and administered in accordance with ERISA, and any judicial review thereunder shall be governed by the "arbitrary and capricious" standard, and with the laws of the Commonwealth of Pennsylvania, to the extent that such laws are not preempted by ERISA.

10.09    INTERNAL REVENUE SERVICE APPROVAL

         This amendment and restatement of the Plan shall be effective as of January 1, 1999 provided that the Employer shall obtain a favorable determination letter from the Internal Revenue Service that this Plan and the related Trust Agreement qualify under Sections 401(a) and 501(a) of the Code, as amended. Any modification or amendment of this Plan may be made retroactive as necessary or appropriate in order to secure or maintain such qualification.

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                                   ARTICLE XI

                              TOP-HEAVY PROVISIONS


11.01    GENERAL

         Notwithstanding anything herein to the contrary, the following provisions shall apply with respect to any Plan Year in which the Plan is deemed to be Top-heavy.

11.02    DEFINITIONS

         DETERMINATION DATE

         With respect to any Plan Year, the last calendar day of the immediately preceding Plan Year, or, in the case of the first Plan Year, the last calendar day of the first Plan Year.

         KEY EMPLOYEE

         Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Plan Year or any of the four (4) immediately preceding Plan Years (or, if fewer, the total number of Plan Years during which the Plan has been in effect) is or was:

         (a) An officer of an Employer or a Related Employer who has an annual compensation in excess of fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code for such Plan Year.

         (b) An owner (or considered an owner under Section 318 of the Code) of one (1) of the ten (10) largest interests in an Employer or a Related Employer if such individual's compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code;

         (c)      A five percent (5%) owner of an Employer; or





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         (d)      A one percent (1%) owner of an Employer who has an annual
                  compensation in excess of one hundred fifty thousand dollars ($150,000).

         An officer is defined as an actual officer of an Employer or a Related Employer, provided that not more than the greater of three (3) Employees or ten percent (10%) of the Employees (but in no event more than fifty (50) Employees) shall be considered as officers in determining whether a plan is Top-heavy.

         NON-KEY EMPLOYEE

         Any Employee who is not included in the definition of Key Employee.

         TOP-HEAVY PLAN

         For any Plan Year, this Plan is Top-heavy if any of the following conditions exist:

         (a) If the Top-heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of plans.

         (b) If this Plan is a part of a Required Aggregation Group of plans (but is not a part of a Permissive Aggregation Group of plans) and the Top-heavy Ratio for the group of plans exceeds sixty percent (60%).

         (c) If this Plan is a part of a Required Aggregation Group of plans and a part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group of plans exceeds sixty percent (60%).

         TOP-HEAVY RATIO

         (a) If an Employer maintains one (1) or more defined benefit plans and an Employer has never maintained any defined contribution plans (including any simplified employee pension plan) which, during the five (5) year period ending on the Determination Date, has or has had account balances, the Top-heavy Ratio for this Plan alone or for the Required or




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                  Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Present Value of accrued benefits of all Key Employees under the aggregated defined benefit plans as of the Determination Date (including any part of any accrued benefit distributed in the five (5) year period ending on the Determination Date), and the denominator of which is the sum of the Present Value of all accrued benefits (including any part of any accrued benefit distributed in the five (5) year period ending on the Determination Date) of all Participants as of the Determination Date, both computed in accordance with Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

         (b) If an Employer maintains or has maintained one (1) or more defined benefit plans and an Employer maintains or has maintained one (1) or more defined contribution plans (including any simplified employee pension plan) which, during the five (5) year period ending on the Determination Date, has or has had any account balances, the Top-heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plans for all Key Employees as of the Determination Date and the Present Value of accrued benefits under the aggregated defined benefit plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all Participants and the Present Value of accrued benefits under the aggregated defined benefit plans for all Participants as of the Determination Date, determined in accordance with
                  Section 416 of the Code. Both the numerator and denominator of the Top-heavy Ratio shall be adjusted for any distribution of an account balance or accrued benefit




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                  made in the five (5) year period ending on the Determination
                  Date and any contributions due but unpaid as of the Determination Date.

         (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code for the first and second Plan Years of a defined benefit plan. The accrued benefits of Non-key Employees shall be determined under the method which is used for accrual purposes for all plans of the Employer or, if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year or, effective for Plan Years beginning on or after September 1, 1985, who has not performed services for the Employer at any time during the five (5) Plan Year period ending on the Determination Date shall be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers and direct transfers are taken into account will be made in accordance with Section 416 of the Code. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         PERMISSIVE AGGREGATION GROUP

         The Required Aggregation Group of plans plus any other plan or plans of the Employer or a Related Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.




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         REQUIRED AGGREGATION GROUP

         (a) Each qualified plan of the Employer or a Related Employer in which at least one (1) Key Employee participates; and

         (b) Any other qualified plan of the Employer or a Related Employer which enables a plan described in (a) to meet the requirements of Section 401(a)(4) or 410 of the Code.

         PRESENT VALUE

         Present Value will be determined on the basis of the actuarial assumptions then being used for funding purposes.

         VALUATION DATE

         The same Valuation Date used for computing Plan costs for minimum funding, regardless of whether an actuarial valuation is performed that year.

11.03    MINIMUM ACCRUED BENEFIT

         (a) Notwithstanding any other provision in this Plan except subparagraphs (c) and (e) below, for any Plan Year in which this Plan is Top-heavy, each Participant who is not a Key Employee and who has completed one thousand (1,000) Hours of Service will accrue a benefit (to be provided solely by Employer contributions and expressed as a life annuity commencing at Normal Retirement Date) of not less than two percent (2%) of his highest average compensation for the five
                  (5) consecutive years for which the Participant had the highest compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because the Non-key Employee's compensation is less than a stated amount, the Non-





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                  key Employee is not employed on the last day of the accrual computation period or the Plan is integrated with Social Security.

         (b) For purposes of computing the minimum accrued benefit, compensation will mean compensation as defined in Section 4.09 of the Plan.

         (c)      No additional benefit accruals shall be provided pursuant to
                  (a) above to the extent that the total accruals on behalf of the Participant attributable to Employer contributions will provide a benefit expressed as a life annuity commencing at Normal Retirement Date that equals or exceeds twenty percent (20%) of the Participant's highest average compensation for the five (5) consecutive years for which the Participant had the highest compensation.

         (d) If the form of benefit is other than a life annuity, the Employee must receive an amount that is the Actuarial Equivalent of the minimum life annuity benefit. If the benefit commences at a date other than at Normal Retirement Date, the Employee must receive at least an amount that is the Actuarial Equivalent of the minimum life annuity benefit commencing at Normal Retirement Date.

         (e) The provisions in (a) above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of the Employer and the Employer has provided that the minimum benefit requirement applicable to this Top-heavy Plan will be met in the other plan or plans.

         (f) The minimum accrued benefit required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited or suspended under Section 411(a)(3)(B) or
                  Section 411(a)(3)(D) of the Code.





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11.04    VESTING REQUIREMENTS

         With respect to any Plan Year that the Plan is a Top-heavy plan, the Plan shall have the following vesting schedule:

        Years of Service for Vesting                      Vested Percentage
        ----------------------------                      -----------------
             Less than 2 years                                    0%
                  2 years                                        20%
                  3 years                                        40%
                  4 years                                        60%
                  5 years                                        80%
              6 years or more                                    100%


         The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of
         Section 416 of the Code and benefits accrued before the Plan became Top-heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top-heavy changes for any Plan Year. However, this Section does not apply to the Accrued Benefits of any Employee who does not have an Hour of Service after the Plan has initially become Top-heavy, and such Employee's Accrued Benefits attributable to Employer contributions will be determined without regard to this section.

         This minimum vesting schedule applies only to the extent that it provides more favorable vesting than the vesting schedule provided in
         Section 4.04.

11.05    SPECIAL 415 LIMITATIONS

         For purposes of Section 4.08, in any Plan Year in which the Plan is deemed to be a Top-heavy plan, the number 1.25 shall be replaced by the number 1.0 to the extent required under Code Section 416(h); provided, however, that such adjustment will not occur if the Top-heavy Ratio does not exceed ninety percent (90%) and additional





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         benefits are provided for Non-key Employees in accordance with the provisions of Section 416(h)(2)(A) and Section 416(h)(2)(B) of the Code. In such case, the minimum accrued benefit provided in Section 11.03(a) shall be increased to three percent (3%) of the Participant's average compensation for the five (5) consecutive years for which the Participant had the highest compensation and the maximum accrual provided in Section 11.03(c) shall be increased to thirty percent (30%).








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